UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742 and 811-07885

Name of Fund: BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC, 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2010

Date of reporting period: 12/31/2010

Item 1 – Report to Stockholders

December 31, 2010

Annual Report

BlackRock Index Equity Portfolio | of BlackRock FundsSM

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010

Dear Shareholder

Economic data fluctuated widely throughout 2010 as the global economy continued to emerge from the “Great Recession.” As the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement.

Debt and deflationary risks remained present throughout 2010, causing central banks worldwide to respond with unprecedented actions, most notably a second round of quantitative easing (informally known as “QE2”) from the US Federal Reserve Board (the “Fed”). Inflation remained a non-issue in the developed world, but continued to rear its ugly head in some emerging economies, most evidently in China. Global and US gross domestic product (“GDP”) growth both continued in a positive direction but remained subpar compared to most historical economic recoveries. In the United States, the corporate sector has been an important area of strength and consumer spending has shown improvement, although weakness in the housing and labor markets continues to burden the economy.

Stocks moved higher in the early months of 2010 on the continuation of the 2009 asset recovery story. The mid-year months saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. After touching a late summer low, equity markets rallied through year end as these concerns receded. The announcement of QE2 and extension of the Bush-era tax cuts further boosted equities as the year came to a close. Although the course was uneven and high volatility remained a constant for stocks, equity markets globally ended the year strong. Emerging markets outpaced the developed world in terms of economic growth and posted respectable gains for the year despite sovereign debt problems and heightening inflationary pressures. US stocks recorded double-digit percentage gains for the second consecutive year. Small cap stocks outperformed large caps as investors began to move into higher-risk assets.

In fixed income markets, yields trended lower over most of the year as investors continued to favor safer assets. That trend reversed abruptly in the fourth quarter when market fears abated and investors began seeking higher-risk assets, driving yields sharply upward through year end. However, yields were lower overall for the year and fixed income markets finished 2010 in positive territory. Although fixed income securities generally underperformed equities, high yield bonds only marginally trailed large cap stocks. Conversely, the tax-exempt municipal market was dealt an additional blow as it became apparent that an extension of the Build America Bond program was unlikely. In addition, the fourth quarter brought an increase in negative headlines regarding fiscal challenges faced by state and local governments, sparking additional volatility in the municipal market.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the year as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total Returns as of December 31, 2010	6-month	12-month

US large cap equities (S&P 500 Index)	23.27%	15.06%

US small cap equities (Russell 2000 Index)	29.38	26.85

International equities (MSCI Europe, Australasia, Far East Index)	24.18	7.75

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.13

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.33)	7.90

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	1.15	6.54

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(0.90)	2.38

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.04	14.94

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of December 31, 2010	BlackRock Index Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

For the 12 months ended December 31,2010,the Institutional Shares of the BlackRock Index Equity Portfolio (the “Portfolio”) returned 14.94%, while the benchmark Standard & Poor’s (S&P) 500 Index returned 15.06% for the same period. The Portfolio’s Service, Investor A, Investor B and Investor C Shares also trailed the benchmark, returning 14.67%, 14.64%, 13.70% and 13.75%, respectively. The S&P 500 Index is a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

•

Returns for the Portfolio’s respective share classes differ from the benchmark index based on individual share class expenses. The Portfolio invests all of its assets in Master S&P 500 Index Series (the “Series”), a series of Quantitative Master Series LLC.

Describe the market environment.

•

Over the course of 2010, cyclical stimulus beat out structural problems and stocks continued the choppy advance they began in 2009. The early months of 2010 saw risk assets move higher on the continuation of the 2009 asset recovery story, aided by preliminary signs of improvement in the employment situation and strong corporate earnings reported for fourth quarter 2009 and first quarter 2010. The middle months of 2010 saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. Investors were also unnerved by the May “flash crash” and the uncertainty surrounding the financial reform bill in the United States. Nevertheless, after touching a late summer low, equity markets experienced a strong finish to the year as double-dip fears receded, jobs growth resumed and the US midterm elections results were perceived to be capital markets friendly. Additionally, in the United States, Federal Reserve Chairman Ben Bernanke delivered his famous Jackson Hole speech, leading to a second round of quantitative easing measures (informally known as “QE2”) and, perhaps most importantly, the Bush-era tax cuts were extended and supplemented with some fiscal sweeteners.

•

In 2010, US stocks posted double-digit percentage gains for the second consecutive year. The Dow Jones Industrial Average gained 14.06%, and in the process, moved past the levels last seen before the collapse of Lehman Brothers in late 2008. The S&P 500 Index advanced 15.06%, while the NASDAQ Composite Index moved up 18.02%.

•

Within the benchmark S&P 500 Index, all 10 sectors posted gains for the period. Consumer discretionary posted the strongest returns (+27.66%), followed closely by industrials (+26.73%), materials (+22.20%) and energy (+20.46%), while the weakest returns came from health care (+2.90%) and utilities (+5.46%).

Describe recent portfolio activity.

•

During the 12-month period, as changes were made to the composition of the S&P 500 Index, the Series purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

Describe portfolio positioning at period end.

•	The Series remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Derivative Financial Instruments

The Series may invest in various derivative instruments, including financial futures contracts, as specified in Note 2 of the Series’ Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or equity risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset or illiquidity of the derivative instrument. The Series’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Series to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Series can realize on an investment or may cause the Series to hold a security that it might otherwise sell. The Series’ investments in these instruments are discussed in detail in the Series’ Notes to Financial Statements.

4	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Portfolio currently invests all of its assets in the Series. The Series’ investments are allocated among common stocks in approximately the same weightings as the S&P 500 Index.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended December 31, 2010

		Average Annual Total Returns[4]

		1 Year		5 Years		10 Years

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	23.19%	14.94%	N/A	2.22%	N/A	1.29%	N/A
Service	23.07	14.67	N/A	2.01	N/A	0.98	N/A
Investor A	23.07	14.64	11.20%	1.98	1.36%	0.91	0.60%
Investor B	22.51	13.70	9.20	1.16	0.77	0.28	0.28
Investor C	22.57	13.75	12.75	1.16	1.16	0.12	0.12
S&P 500 Index	23.27	15.06	N/A	2.29	N/A	1.41	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010	5

About Portfolio Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge. Service Shares are subject to a service fee of 0.15% per year (but no distribution fee) and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 3% and a service fee of 0.15% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.15% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.15% per year.

Investor B and C Shares are closed to all investors. Institutional and Investor A Shares are closed to new investors but are open to existing investors for additional purchases.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Portfolio’s administrator waived a portion of its fee. Without such waiver, the Portfolio’s returns would have been lower.

Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges; and (b) operating expenses, including administration fees, distribution fees including 12b-1 fees, and other Portfolio expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2010 and held through December 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period[1]	Annualized Expense Ratio

Institutional	$1,000.00	$1,231.90	$1.01	$1,000.00	$1,024.29	$0.92	0.18%
Service	$1,000.00	$1,230.70	$2.19	$1,000.00	$1,023.23	$1.99	0.39%
Investor A	$1,000.00	$1,230.70	$2.36	$1,000.00	$1,023.08	$2.14	0.42%
Investor B	$1,000.00	$1,225.10	$6.95	$1,000.00	$1,018.95	$6.31	1.24%
Investor C	$1,000.00	$1,225.70	$6.96	$1,000.00	$1,018.95	$6.31	1.24%

[1]

For each class of the Portfolio, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Portfolio is a feeder fund, the expense example reflects the expenses of both the feeder fund and the master fund in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

6	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010

Statement of Assets and Liabilities	BlackRock Index Equity Portfolio

December 31, 2010

Assets

Investments at value — Master S&P 500 Index Series (cost — $620,870,434)	$599,911,579
Withdrawals receivable from the Series	3,918,886
Capital shares sold receivable	2,437,862
Prepaid expenses	37,112

Total assets	606,305,439

Liabilities

Capital shares redeemed payable	6,356,748
Service and distribution fees payable	86,586
Administration fees payable	61,838
Other affiliates payable	3,684
Officer’s fees payable	136
Other accrued expenses payable	181,414

Total liabilities	6,690,406

Net Assets	$599,615,033

Net Assets Consist of

Paid-in capital	$207,439,360
Undistributed net investment income	383,486
Accumulated net realized gain allocated from the Series	412,751,042
Net unrealized appreciation/depreciation allocated from the Series	(20,958,855)

Net Assets	$599,615,033

Net Asset Value

Institutional — Based on net assets of $317,357,377 and 13,132,405 shares outstanding, unlimited number of shares authorized, $0.001 par value	$24.17

Service — Based on net assets of $27,234,303 and 1,134,730 shares outstanding, unlimited number of shares authorized, $0.001 par value	$24.00

Investor A — Based on net assets of $174,714,061 and 7,285,894 shares outstanding, unlimited number of shares authorized, $0.001 par value	$23.98

Investor B — Based on net assets of $4,593,716 and 193,736 shares outstanding, unlimited number of shares authorized, $0.001 par value	$23.71

Investor C — Based on net assets of $75,715,576 and 3,214,127 shares outstanding, unlimited number of shares authorized, $0.001 par value	$23.56

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010	7

Statement of Operations	BlackRock Index Equity Portfolio

Year Ended December 31, 2010

Investment Income

Net investment income allocated from the Series:
Dividends — unaffiliated	$12,109,033
Securities lending — affiliated	52,699
Dividends — affiliated	17,887
Expenses	(223,354)

Total income	11,956,265

Expenses

Administration	432,362
Administration — class specific	147,062
Service — Service	36,727
Service — Investor A	249,906
Service and distribution — Investor B	60,488
Service and distribution — Investor C	672,717
Transfer agent — Institutional	116,440
Transfer agent — Service	13,508
Transfer agent — Investor A	148,937
Transfer agent — Investor B	16,567
Transfer agent — Investor C	109,801
Printing	127,832
Registration	59,816
Professional	76,691
Officer	274
Miscellaneous	16,678
Recoupment of past waived fees — class specific	14,452

Total expenses	2,300,258
Less fees waived by administrator	(213)
Less fees waived by administrator — class specific	(85,905)
Less transfer agent fees waived and/or reimbursed — class specific	(58,283)

Total expenses after fees waived and/or reimbursed	2,155,857

Net investment income	9,800,408

Realized and Unrealized Gain (Loss) Allocated from the Series

Net realized loss from investments and financial futures contracts	(19,969,914)
Net change in unrealized appreciation/depreciation on investments and financial futures contracts	91,519,458

Total realized and unrealized gain	71,549,544

Net Increase in Net Assets Resulting from Operations	$81,349,952

See Notes to Financial Statements.

8	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010

Statements of Changes in Net Assets	BlackRock Index Equity Portfolio

	Year Ended December 31,

Increase (Decrease) in Net Assets:	2010	2009

Operations

Net investment income	$9,800,408	$10,511,983
Net realized loss	(19,969,914)	(51,140,292)
Net change in unrealized appreciation/depreciation	91,519,458	170,459,436

Net increase in net assets resulting from operations	81,349,952	129,831,127

Dividends to Shareholders From

Net investment income:
Institutional	(6,076,854)	(6,400,893)
Service	(431,994)	(386,057)
Investor A	(2,868,914)	(2,768,464)
Investor B	(45,511)	(124,163)
Investor C	(687,965)	(843,974)

Decrease in net assets resulting from dividends to shareholders	(10,111,238)	(10,523,551)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(89,535,289)	(40,291,544)

Net Assets

Total increase (decrease) in net assets	(18,296,575)	79,016,032
Beginning of year	617,911,608	538,895,576

End of year	$599,615,033	$617,911,608

Undistributed net investment income	$383,486	$694,316

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010	9

Financial Highlights	BlackRock Index Equity Portfolio

	Institutional

				Period October 1, 2007 to December 31, 2007
	Year Ended December 31,				Year Ended September 30,

	2010	2009	2008		2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$21.43	$17.32	$28.22	$29.58	$25.70	$23.63

Net investment income[1]	0.41	0.40	0.51	0.14	0.52	0.44
Net realized and unrealized gain (loss)	2.76	4.11	(10.88)	(1.11)	3.64 [2]	2.08 [2]

Net increase (decrease) from investment operations	3.17	4.51	(10.37)	(0.97)	4.16	2.52

Dividends from net investment income	(0.43)	(0.40)	(0.53)	(0.39)	(0.28)	(0.45)

Net asset value, end of period	$24.17	$21.43	$17.32	$28.22	$29.58	$25.70

Total Investment Return[3]

Based on net asset value	14.94%	26.38%	(37.06)%	(3.28)%[4]	16.27%	10.75%

Ratios to Average Net Assets[5]

Total expenses	0.22%	0.25%	0.19%	0.16%[6]	0.18%	0.26%

Total expenses excluding recoupment and before fees waived and reimbursed	0.18%	0.18%	0.18%	0.15%[6]	0.17%	0.18%

Total expenses after fees waived and reimbursed	0.18%	0.18%	0.18%	0.15%[6]	0.17%	0.18%

Net investment income	1.89%	2.18%	2.18%	1.89%[6]	1.89%	1.81%

Supplemental Data

Net assets, end of period (000)	$317,357	$338,651	$282,940	$464,166	$491,201	$474,801

Portfolio turnover of the Series	5%	7%	8%	4%	1%[7]	4%[8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to December 31, 2007 and the years ended December 31, 2008, 2009 and 2010) and The U.S. Large Company Series (for the year ended 2006 and the period October 1, 2006 to June 3, 2007) allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.

[8]	Represents the portfolio turnover of The U.S. Large Company Series for the period October 1, 2005 to September 30, 2006.

See Notes to Financial Statements.

10	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010

Financial Highlights (continued)	BlackRock Index Equity Portfolio

	Service

				Period October 1, 2007 to December 31, 2007
	Year Ended December 31,				Year Ended September 30,

	2010	2009	2008		2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$21.29	$17.21	$28.04	$29.37	$25.53	$23.48

Net investment income[1]	0.37	0.35	0.46	0.14	0.46	0.37
Net realized and unrealized gain (loss)	2.73	4.09	(10.81)	(1.11)	3.64 [2]	2.06 [2]

Net increase (decrease) from investment operations	3.10	4.44	(10.35)	(0.97)	4.10	2.43

Dividends from net investment income	(0.39)	(0.36)	(0.48)	(0.36)	(0.26)	(0.38)

Net asset value, end of period	$24.00	$21.29	$17.21	$28.04	$29.37	$25.53

Total Investment Return[3]

Based on net asset value	14.67%	26.11%	(37.20)%	(3.28)%[4]	16.12%	10.42%

Ratios to Average Net Assets[5]

Total expenses	0.39%	0.42%	0.40%	0.17%[6]	0.34%	0.49%

Total expenses excluding recoupment and before fees waived and reimbursed	0.39%	0.41%	0.40%	0.17%[6]	0.34%	0.49%

Total expenses after fees waived and reimbursed	0.39%	0.41%	0.40%	0.16%[6]	0.33%	0.46%

Net investment income	1.69%	1.95%	1.98%	1.84%[6]	1.70%	1.53%

Supplemental Data

Net assets, end of period (000)	$27,234	$23,584	$17,256	$26,177	$35,719	$44,765

Portfolio turnover of the Series	5%	7%	8%	4%	1%[7]	4%[8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to December 31, 2007 and the years ended December 31, 2008, 2009 and 2010) and The U.S. Large Company Series (for the year ended 2006 and the period October 1, 2006 to June 3, 2007) allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.

[8]	Represents the portfolio turnover of The U.S. Large Company Series for the period October 1, 2005 to September 30, 2006.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010	11

Financial Highlights (continued)	BlackRock Index Equity Portfolio

	Investor A

				Period October 1, 2007 to December 31, 2007
	Year Ended December 31,				Year Ended September 30,

	2010	2009	2008		2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$21.27	$17.19	$28.01	$29.34	$25.52	$23.46

Net investment income[1]	0.36	0.35	0.46	0.12	0.47	0.38
Net realized and unrealized gain (loss)	2.73	4.08	(10.80)	(1.10)	3.60 [2]	2.07 [2]

Net increase (decrease) from investment operations	3.09	4.43	(10.34)	(0.98)	4.07	2.45

Dividends from net investment income	(0.38)	(0.35)	(0.48)	(0.35)	(0.25)	(0.39)

Net asset value, end of period	$23.98	$21.27	$17.19	$28.01	$29.34	$25.52

Total Investment Return[3]

Based on net asset value	14.64%	26.08%	(37.21)%	(3.34)%[4]	16.01%	10.52%

Ratios to Average Net Assets[5]

Total expenses	0.42%	0.46%	0.39%	0.37%[6]	0.37%	0.54%

Total expenses excluding recoupment and before fees waived and reimbursed	0.42%	0.45%	0.39%	0.37%[6]	0.37%	0.54%

Total expenses after fees waived and reimbursed	0.42%	0.45%	0.39%	0.36%[6]	0.37%	0.42%

Net investment income	1.65%	1.92%	1.95%	1.68%[6]	1.69%	1.57%

Supplemental Data

Net assets, end of period (000)	$174,714	$166,313	$145,886	$272,771	$284,761	$287,288

Portfolio turnover of the Series	5%	7%	8%	4%	1%[7]	4%[8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to December 31, 2007 and the years ended December 31, 2008, 2009 and 2010) and The U.S. Large Company Series (for the year ended 2006 and the period October 1, 2006 to June 3, 2007) allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.

[8]	Represents the portfolio turnover of The U.S. Large Company Series for the period October 1, 2005 to September 30, 2006.

See Notes to Financial Statements.

12	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010

Financial Highlights (continued)	BlackRock Index Equity Portfolio

	Investor B

				Period October 1, 2007 to December 31, 2007
	Year Ended December 31,				Year Ended September 30,

	2010	2009	2008		2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$21.01	$16.97	$27.60	$28.75	$25.09	$23.06

Net investment income[1]	0.17	0.21	0.26	0.06	0.24	0.18
Net realized and unrealized gain (loss)	2.70	4.01	(10.62)	(1.08)	3.55 [2]	2.03 [2]

Net increase (decrease) from investment operations	2.87	4.22	(10.36)	(1.02)	3.79	2.21

Dividends from net investment income	(0.17)	(0.18)	(0.27)	(0.13)	(0.13)	(0.18)

Net asset value, end of period	$23.71	$21.01	$16.97	$27.60	$28.75	$25.09

Total Investment Return[3]

Based on net asset value	13.70%	25.09%	(37.71)%	(3.55)%[4]	15.13%	9.62%

Ratios to Average Net Assets[5]

Total expenses	1.35%	1.43%	1.28%	1.24%[6]	1.21%	1.34%

Total expenses excluding recoupment and before fees waived and reimbursed	1.24%	1.24%	1.22%	1.17%[6]	1.19%	1.23%

Total expenses after fees waived and reimbursed	1.24%	1.24%	1.22%	1.17%[6]	1.19%	1.23%

Net investment income	0.81%	1.19%	1.09%	0.86%[6]	0.88%	0.76%

Supplemental Data

Net assets, end of period (000)	$4,594	$10,155	$17,226	$48,002	$56,503	$91,683

Portfolio turnover of the Series	5%	7%	8%	4%	1%[7]	4%[8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to December 31, 2007 and the years ended December 31, 2008, 2009 and 2010) and The U.S. Large Company Series (for the year ended 2006 and the period October 1, 2006 to June 3, 2007) allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.

[8]	Represents the portfolio turnover of The U.S. Large Company Series for the period October 1, 2005 to September 30, 2006.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010	13

Financial Highlights (concluded)	BlackRock Index Equity Portfolio

	Investor C

				Period October 1, 2007 to December 31, 2007
	Year Ended December 31,				Year Ended September 30,

	2010	2009	2008		2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$20.90	$16.91	$27.52	$28.71	$25.07	$23.05

Net investment income[1]	0.18	0.20	0.27	0.06	0.24	0.18
Net realized and unrealized gain (loss)	2.68	4.00	(10.59)	(1.08)	3.55 [2]	2.03 [2]

Net increase (decrease) from investment operations	2.86	4.20	(10.32)	(1.02)	3.79	2.21

Dividends from net investment income	(0.20)	(0.21)	(0.29)	(0.17)	(0.15)	(0.19)

Net asset value, end of period	$23.56	$20.90	$16.91	$27.52	$28.71	$25.07

Total Investment Return[3]

Based on net asset value	13.75%	25.03%	(37.69)%	(3.56)%[4]	15.13%	9.61%

Ratios to Average Net Assets[5]

Total expenses	1.25%	1.30%	1.20%	1.17%[6]	1.17%	1.27%

Total expenses excluding recoupment and before fees waived and reimbursed	1.24%	1.24%	1.19%	1.17%[6]	1.17%	1.23%

Total expenses after fees waived and reimbursed	1.24%	1.24%	1.19%	1.17%[6]	1.17%	1.23%

Net investment income	0.83%	1.13%	1.14%	0.87%[6]	0.89%	0.76%

Supplemental Data

Net assets, end of period (000)	$75,716	$79,209	$75,588	$154,330	$165,075	$179,134

Portfolio turnover of the Series	5%	7%	8%	4%	1%[7]	4%[8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to December 31, 2007 and the years ended December 31, 2008, 2009 and 2010) and The U.S. Large Company Series (for the year ended 2006 and the period October 1, 2006 to June 3, 2007) allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.

[8]	Represents the portfolio turnover of The U.S. Large Company Series for the period October 1, 2005 to September 30, 2006.

See Notes to Financial Statements.

14	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010

Notes to Financial Statements	BlackRock Index Equity Portfolio

1. Organization and Significant Accounting Policies:

BlackRock Index Equity Portfolio (the “Portfolio”) is a series of BlackRock FundsSM (the “Fund”), registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Massachusetts business trust. The Fund seeks to achieve its investment objective by investing all of its assets in Master S&P 500 Index Series (the “Series”), a series of Quantitative Master Series LLC, (the “Master LLC”), which has the same investment objective and strategies as the Portfolio. The value of the Portfolio’s investment in the Series reflects the Portfolio’s proportionate interest in the net assets of the Series. The percentage of the Series owned by the Portfolio at December 31, 2010 was 25.4%. The performance of the Portfolio is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolio’s financial statements. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Board of Trustees and the Board of Directors of the Fund and the Master LLC, respectively, are referred to throughout this report as the “Board of Directors” or the “Board.” The Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B and Investor C Shares are closed to all investors. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: The Portfolio’s policy is to fair value its financial instruments at market value. For financial reporting purposes, contributions to and withdrawals from the Series are accounted for on a trade basis. The Portfolio records its investment in the Series at fair value based on the Portfolio’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series, including categorization of fair value measurements, is discussed in Note 1 of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions in the Series are accounted for on a trade date basis. The Portfolio records daily its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses. In addition, the Portfolio accrues its own expenses. Income and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio’s US federal tax returns remains open for the year ended November 30, 2007, the period ended December 31, 2007 and the three years ended December 31, 2010. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Portfolio or its classes are charged to that Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Portfolio are allocated daily to each class based on its relative net assets.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Portfolio for 1940 Act purposes, but BAC and Barclays are not.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010	15

Notes to Financial Statements (continued)	BlackRock Index Equity Portfolio

The Fund, on behalf of the Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Manager”), an indirect, wholly owned subsidiary of BlackRock, and State Street Bank and Trust Company (collectively, the “Administrator”) to provide administrative services (other than investment advice and related portfolio activities). The Portfolio does not pay an investment advisory fee or investment management fee.

The Portfolio pays the Administrator a monthly fee based upon the average daily value of the Portfolio’s net assets at the following annual rates: 0.075% of the Portfolio’s average daily net assets not exceeding $500 million; 0.065% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based upon the average daily net assets of each respective class at the following rates: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. This amount is shown as administration — class specific in the Statement of Operations. The amounts were as follows:

Institutional	$78,955
Service	$6,111
Investor A	$41,633
Investor B	$1,680
Investor C	$18,683

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit the Portfolio’s expenses as a percentage of average daily net assets as follows: 0.18% for Institutional; 0.615% for Service; 0.785% for Investor A, and 1.24% for Investor B and Investor C. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2012 unless approved by the Board, including a majority of the non-interested Trustees. These amounts are shown as fees waived by administrator — class specific and transfer agent fees waived and/or reimbursed, respectively, in the Statement of Operations. These amounts were as follows:

	Fees Waived by Administrator	Transfer Agent Fees Waived and/or Reimbursed

Institutional	$78,955	$52,330
Investor B	$1,680	$5,953
Investor C	$5,270	—

If during the Portfolio’s fiscal year the operating expenses of a share class, that at anytime during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during the prior two fiscal years under the agreement provided that: (1) the Portfolio of which the share class is a part of has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended December 31, 2010, the Manager recouped waivers previously recorded, which are shown as recoupment of past waived fees — class specific in the Statement of Operations. These amounts were as follows:

Institutional	$1,448
Investor B	$1,390
Investor C	$11,614

At December 31, 2010, the amounts subject to possible future recoupments under the expense limitation agreement are as follows:

Expires December 31,

2011	$245,247
2012	$144,401

Total Waivers Subject to Recoupment	$389,648

The Fund, on behalf of the Portfolio, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

	Service Fee	Distribution Fee

Service	0.15%	—
Investor A	0.15%	—
Investor B	0.15%	0.75%
Investor C	0.15%	0.75%

16	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010

Notes to Financial Statements (continued)	BlackRock Index Equity Portfolio

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the year ended December 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolio’s Investor A Shares, which totaled $2,459.

For the year ended December 31, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and Investor C Shares:

Investor B	$2,006
Investor C	$1,245

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Portfolio with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account which will vary depending on share class. Prior to July 1, 2010, PNCGIS was an affiliate and earned $104,143 in transfer agency fees for the period January 1, 2010 to June 30, 2010, which are included as a component of transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Portfolio, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. For the year ended December 31, 2010, the Portfolio reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$1,198
Service	$219
Investor A	$4,378
Investor B	$558
Investor C	$2,871

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolio reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

3. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent difference as of December 31, 2010 attributable to the expiration of capital loss carryforward was reclassified to the following accounts:

Accumulated net realized gains	$104,002,454
Paid-in capital	$(104,002,454)

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 was as follows:

	12/31/10	12/31/09

Ordinary income	$10,111,238	$10,523,551

Total distributions	$10,111,238	$10,523,551

As of December 31, 2010, the tax components of accumulated gains were as follows:

Undistributed ordinary income	$383,486
Capital loss carryforwards	(90,140,894)
Net unrealized gains*	481,933,081

Total	$392,175,673

*	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the timing and recognition of partnership income.

As of December 31, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2012	$429,781
2016	77,557,447
2017	12,153,666

Total	$90,140,894

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010	17

Notes to Financial Statements (concluded)	BlackRock Index Equity Portfolio

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009

	Shares	Amount	Shares	Amount

Institutional

Shares sold	709,044	$15,579,432	1,818,901	$32,225,687
Shares issued to shareholders in reinvestment of dividends	118,817	2,694,050	74,359	1,399,703

Total issued	827,861	18,273,482	1,893,260	33,625,390
Shares redeemed	(3,497,605)	(78,222,674)	(2,429,926)	(43,873,050)

Net decrease	(2,669,744)	$(59,949,192)	(536,666)	$(10,247,660)

Service

Shares sold	447,005	$9,934,692	390,137	$6,825,793
Shares issued to shareholders in reinvestment of dividends	18,716	421,726	19,519	364,497

Total issued	465,721	10,356,418	409,656	7,190,290
Shares redeemed	(438,862)	(9,587,005)	(304,610)	(5,257,679)

Net increase	26,859	$769,413	105,046	$1,932,611

Investor A

Shares sold and automatic conversion of shares	974,485	$21,201,297	1,601,689	$28,935,293
Shares issued to shareholders in reinvestment of dividends	123,494	2,780,622	144,579	2,681,840

Total issued	1,097,979	23,981,919	1,746,268	31,617,133
Shares redeemed	(1,631,229)	(35,804,180)	(2,412,584)	(42,361,397)

Net decrease	(533,250)	$(11,822,261)	(666,316)	$(10,744,264)

Investor B

Shares issued to shareholders in reinvestment of dividends	1,831	$40,684	4,358	$76,579

Total issued	1,831	40,684	4,358	76,579
Shares redeemed and automatic conversion of shares	(291,473)	(6,258,575)	(536,251)	(9,307,567)

Net decrease	(289,642)	$(6,217,891)	(531,893)	$(9,230,988)

Investor C

Shares sold	—	—	18,953	$338,118
Shares issued to shareholders in reinvestment of dividends	28,998	$640,616	22,459	399,946

Total issued	28,998	640,616	41,412	738,064
Shares redeemed	(603,974)	(12,955,974)	(722,781)	(12,739,307)

Net decrease	(574,976)	$(12,315,358)	(681,369)	$(12,001,243)

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010

Report of Independent Registered Public Accounting Firm	BlackRock Index Equity Portfolio

To the Shareholders and Board of Trustees of BlackRock FundsSM:

We have audited the accompanying statement of assets and liabilities of BlackRock Index Equity Portfolio, one of the portfolios constituting BlackRock FundsSM, (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Index Equity Portfolio of BlackRock FundsSM as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 28, 2011

Important Tax Information (Unaudited)

All of the ordinary income distributions paid by the BlackRock Index Equity Portfolio of BlackRock FundsSM during the fiscal year ended December 31, 2010 qualify for the dividends received deduction for corporations and consist entirely of qualified dividend income for individuals.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010	19

Portfolio Information	Master S&P 500 Index Series

As of December 31, 2010

Ten Largest Holdings	Percent of Long-Term Investments

Exxon Mobil Corp.	3%
Apple, Inc.	3
Microsoft Corp.	2
General Electric Co.	2
Chevron Corp.	2
International Business Machines Corp.	2
The Procter & Gamble Co.	2
AT&T Inc.	2
Johnson & Johnson	1
JPMorgan Chase & Co.	1

Sector Allocations	Percent of Long-Term Investments

Information Technology	19%
Financials	16
Energy	12
Industrials	11
Health Care	11
Consumer Discretionary	11
Consumer Staples	10
Materials	4
Utilities	3
Telecommunication Services	3

For Series compliance purposes, the Series’ sector classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

20	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010

Schedule of Investments December 31, 2010	Master S&P 500 Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.6%
Boeing Co.	151,675	$9,898,310
General Dynamics Corp.	78,109	5,542,615
Goodrich Corp.	25,954	2,285,769
Honeywell International, Inc.	161,317	8,575,612
ITT Corp.	38,016	1,981,014
L-3 Communications Holdings, Inc.	23,171	1,633,324
Lockheed Martin Corp.	60,990	4,263,811
Northrop Grumman Corp.	60,271	3,904,355
Precision Castparts Corp.	29,448	4,099,456
Raytheon Co.	75,184	3,484,026
Rockwell Collins, Inc.	32,481	1,892,343
United Technologies Corp.	190,899	15,027,569

		62,588,204

Air Freight & Logistics — 1.1%
C.H. Robinson Worldwide, Inc. (a)	34,178	2,740,734
Expeditors International Washington, Inc.	43,955	2,399,943
FedEx Corp.	65,088	6,053,835
United Parcel Service, Inc., Class B	204,446	14,838,690

		26,033,202

Airlines — 0.1%
Southwest Airlines Co.	154,690	2,007,876

Auto Components — 0.2%
The Goodyear Tire & Rubber Co. (b)	50,673	600,475
Johnson Controls, Inc.	139,433	5,326,341

		5,926,816

Automobiles — 0.6%
Ford Motor Co. (a)(b)	774,585	13,005,282
Harley-Davidson, Inc.	48,785	1,691,376

		14,696,658

Beverages — 2.6%
Brown-Forman Corp., Class B	21,502	1,496,969
The Coca-Cola Co.	479,981	31,568,351
Coca-Cola Enterprises Inc.	69,636	1,742,989
Constellation Brands, Inc., Class A (b)	37,188	823,714
Dr. Pepper Snapple Group, Inc.	46,530	1,635,995
Molson Coors Brewing Co., Class B	32,768	1,644,626
PepsiCo, Inc.	327,616	21,403,153

		60,315,797

Biotechnology — 1.3%
Amgen, Inc. (b)	195,341	10,724,221
Biogen Idec, Inc. (b)	49,135	3,294,502
Celgene Corp. (b)	97,333	5,756,273
Cephalon, Inc. (b)	15,606	963,202
Genzyme Corp. (b)	53,580	3,814,896
Gilead Sciences, Inc. (b)	167,899	6,084,660

		30,637,754

Building Products — 0.0%
Masco Corp. (a)	74,374	941,575

Common Stocks	Shares	Value

Capital Markets — 2.5%
Ameriprise Financial, Inc.	51,070	$2,939,078
The Bank of New York Mellon Corp.	256,503	7,746,390
The Charles Schwab Corp.	204,556	3,499,953
E*Trade Financial Corp. (b)	41,543	664,688
Federated Investors, Inc., Class B (a)	19,041	498,303
Franklin Resources, Inc.	30,036	3,340,303
The Goldman Sachs Group, Inc.	105,687	17,772,326
Invesco Ltd.	94,924	2,283,871
Janus Capital Group, Inc.	38,242	495,999
Legg Mason, Inc.	31,121	1,128,759
Morgan Stanley	312,822	8,511,887
Northern Trust Corp.	50,124	2,777,371
State Street Corp.	103,740	4,807,312
T. Rowe Price Group, Inc.	52,881	3,412,940

		59,879,180

Chemicals — 2.1%
Air Products & Chemicals, Inc.	44,327	4,031,541
Airgas, Inc.	15,494	967,755
CF Industries Holdings, Inc.	14,730	1,990,759
The Dow Chemical Co. (a)	240,007	8,193,839
E.I. du Pont de Nemours & Co.	188,753	9,415,000
Eastman Chemical Co.	14,952	1,257,164
Ecolab, Inc.	47,731	2,406,597
FMC Corp.	15,037	1,201,306
International Flavors & Fragrances, Inc.	16,565	920,848
Monsanto Co.	110,855	7,719,942
PPG Industries, Inc.	33,570	2,822,230
Praxair, Inc.	63,374	6,050,316
The Sherwin-Williams Co.	18,316	1,533,965
Sigma-Aldrich Corp.	25,125	1,672,320

		50,183,582

Commercial Banks — 3.0%
BB&T Corp.	143,174	3,764,044
Comerica, Inc.	36,563	1,544,421
Fifth Third Bancorp	164,832	2,419,734
First Horizon National Corp. (b)	49,501	583,123
Huntington Bancshares, Inc.	178,404	1,225,636
KeyCorp	182,406	1,614,293
M&T Bank Corp.	24,716	2,151,528
Marshall & Ilsley Corp.	109,305	756,391
The PNC Financial Services Group, Inc. (c)	108,792	6,605,850
Regions Financial Corp.	260,175	1,821,225
SunTrust Banks, Inc.	102,928	3,037,405
U.S. Bancorp	396,619	10,696,814
Wells Fargo & Co.	1,084,948	33,622,539
Zions Bancorporation	36,309	879,767

		70,722,770

Commercial Services & Supplies — 0.5%
Avery Dennison Corp.	21,863	925,680
Cintas Corp.	25,446	711,470
Iron Mountain, Inc. (a)	41,509	1,038,140
Pitney Bowes, Inc.	41,267	997,836
R.R. Donnelley & Sons Co.	42,729	746,476
Republic Services, Inc., Class A	63,655	1,900,738
Stericycle, Inc. (b)	17,723	1,434,145
Waste Management, Inc. (a)	98,163	3,619,270

		11,373,755

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010	21

Schedule of Investments (continued)	Master S&P 500 Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Communications Equipment — 2.2%
Cisco Systems, Inc. (b)	1,145,783	$23,179,190
F5 Networks, Inc. (b)	16,720	2,176,275
Harris Corp.	26,592	1,204,618
JDS Uniphase Corp. (b)	46,293	670,323
Juniper Networks, Inc. (b)	108,234	3,995,999
Motorola, Inc. (b)	485,981	4,407,848
QUALCOMM, Inc.	334,427	16,550,792
Tellabs, Inc.	76,789	520,629

		52,705,674

Computers & Peripherals — 4.4%
Apple, Inc. (b)	189,604	61,158,666
Dell, Inc. (b)	346,991	4,701,728
EMC Corp. (b)	426,008	9,755,583
Hewlett-Packard Co.	468,791	19,736,101
Lexmark International, Inc., Class A (b)	16,260	566,173
NetApp, Inc. (b)	74,849	4,113,701
QLogic Corp. (b)	22,042	375,155
SanDisk Corp. (b)	48,538	2,420,105
Western Digital Corp. (b)	47,604	1,613,776

		104,440,988

Construction & Engineering — 0.2%
Fluor Corp.	37,009	2,452,217
Jacobs Engineering Group, Inc. (b)	26,119	1,197,556
Quanta Services, Inc. (b)	44,234	881,141

		4,530,914

Construction Materials — 0.0%
Vulcan Materials Co. (a)	26,582	1,179,177

Consumer Finance — 0.7%
American Express Co.	216,538	9,293,811
Capital One Financial Corp.	94,327	4,014,557
Discover Financial Services, Inc.	112,757	2,089,387
SLM Corp. (b)	100,643	1,267,096

		16,664,851

Containers & Packaging — 0.2%
Ball Corp.	18,000	1,224,900
Bemis Co.	22,471	733,903
Owens-Illinois, Inc. (b)	33,923	1,041,436
Sealed Air Corp.	33,123	842,980

		3,843,219

Distributors — 0.1%
Genuine Parts Co.	32,631	1,675,276

Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (b)	26,277	1,037,678
DeVry, Inc.	12,963	621,965
H&R Block, Inc.	63,869	760,680

		2,420,323

Diversified Financial Services — 4.3%
Bank of America Corp.	2,084,712	27,810,058
CME Group, Inc.	13,844	4,454,307
Citigroup, Inc. (b)	6,004,952	28,403,423
IntercontinentalExchange, Inc. (b)	14,993	1,786,416
JPMorgan Chase & Co.	808,051	34,277,523
Leucadia National Corp.	40,842	1,191,770

Common Stocks	Shares	Value

Diversified Financial Services (concluded)
Moody’s Corp. (a)	42,251	$1,121,341
The NASDAQ Stock Market, Inc. (b)	29,183	691,929
NYSE Euronext	54,066	1,620,899

		101,357,666

Diversified Telecommunication Services — 2.8%
AT&T Inc.	1,221,623	35,891,284
CenturyLink, Inc. (a)	62,754	2,897,352
Frontier Communications Corp.	205,802	2,002,454
Qwest Communications International, Inc.	358,795	2,730,430
Verizon Communications, Inc. (a)	584,353	20,908,150
Windstream Corp.	100,229	1,397,192

		65,826,862

Electric Utilities — 1.8%
Allegheny Energy, Inc.	35,126	851,454
American Electric Power Co., Inc.	99,366	3,575,189
Duke Energy Corp.	273,736	4,875,238
Edison International	67,433	2,602,914
Entergy Corp.	37,239	2,637,638
Exelon Corp.	136,782	5,695,603
FirstEnergy Corp. (a)	63,103	2,336,073
NextEra Energy, Inc.	85,898	4,465,837
Northeast Utilities, Inc.	36,556	1,165,405
PPL Corp.	100,027	2,632,711
Pepco Holdings, Inc.	46,600	850,450
Pinnacle West Capital Corp.	22,440	930,138
Progress Energy, Inc.	60,298	2,621,757
The Southern Co.	173,434	6,630,382

		41,870,789

Electrical Equipment — 0.5%
Emerson Electric Co.	155,624	8,897,024
Rockwell Automation, Inc.	29,356	2,105,119
Roper Industries, Inc.	19,614	1,499,098

		12,501,241

Electronic Equipment, Instruments & Components — 0.6%
Agilent Technologies, Inc. (b)	71,324	2,954,954
Amphenol Corp., Class A	36,158	1,908,419
Corning, Inc.	323,306	6,246,272
Flir Systems, Inc. (b)	32,784	975,324
Jabil Circuit, Inc.	40,448	812,600
Molex, Inc. (a)	28,546	648,565

		13,546,134

Energy Equipment & Services — 2.2%
Baker Hughes, Inc.	89,136	5,095,905
Cameron International Corp. (b)	50,206	2,546,950
Diamond Offshore Drilling, Inc.	14,415	963,931
FMC Technologies, Inc. (b)	24,588	2,186,119
Halliburton Co.	188,045	7,677,877
Helmerich & Payne, Inc.	21,980	1,065,591
Nabors Industries Ltd. (b)	59,148	1,387,612
National Oilwell Varco, Inc.	86,769	5,835,215
Rowan Cos., Inc. (b)	26,191	914,328
Schlumberger Ltd.	282,039	23,550,257

		51,223,785

See Notes to Financial Statements.

22	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010

Schedule of Investments (continued)	Master S&P 500 Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Food & Staples Retailing — 2.4%
CVS Caremark Corp.	280,947	$9,768,527
Costco Wholesale Corp.	89,406	6,456,007
The Kroger Co.	131,345	2,936,874
SUPERVALU, Inc.	44,171	425,367
SYSCO Corp.	120,704	3,548,698
Safeway, Inc.	76,314	1,716,302
Wal-Mart Stores, Inc. (a)	404,980	21,840,571
Walgreen Co.	191,439	7,458,463
Whole Foods Market, Inc. (b)	30,408	1,538,341

		55,689,150

Food Products — 1.7%
Archer-Daniels-Midland Co.	131,905	3,967,702
Campbell Soup Co.	39,102	1,358,794
ConAgra Foods, Inc.	91,045	2,055,796
Dean Foods Co. (b)	38,158	337,317
General Mills, Inc.	132,328	4,709,554
H.J. Heinz Co.	66,366	3,282,462
The Hershey Co.	32,045	1,510,922
Hormel Foods Corp.	14,383	737,273
The J.M. Smucker Co.	24,755	1,625,166
Kellogg Co.	52,305	2,671,739
Kraft Foods, Inc.	361,143	11,379,616
McCormick & Co., Inc.	27,554	1,282,088
Mead Johnson Nutrition Co.	42,341	2,635,727
Sara Lee Corp.	131,311	2,299,256
Tyson Foods, Inc., Class A	61,801	1,064,213

		40,917,625

Gas Utilities — 0.1%
Nicor, Inc.	9,532	475,837
Oneok, Inc.	22,042	1,222,670

		1,698,507

Health Care Equipment & Supplies — 1.7%
Baxter International, Inc.	120,563	6,102,899
Becton Dickinson & Co.	47,475	4,012,587
Boston Scientific Corp. (b)	314,637	2,381,802
C.R. Bard, Inc.	19,038	1,747,117
CareFusion Corp. (b)	46,202	1,187,392
Dentsply International, Inc.	28,818	984,711
Hospira, Inc. (b)	34,283	1,909,220
Intuitive Surgical, Inc. (b)	8,069	2,079,785
Medtronic, Inc.	223,293	8,281,937
St. Jude Medical, Inc. (b)	70,944	3,032,856
Stryker Corp.	70,488	3,785,206
Varian Medical Systems, Inc. (b)	24,368	1,688,215
Zimmer Holdings, Inc. (b)	40,568	2,177,690

		39,371,417

Health Care Providers & Services — 1.9%
Aetna, Inc.	82,814	2,526,655
AmerisourceBergen Corp.	56,666	1,933,444
Cardinal Health, Inc.	71,839	2,752,152
Cigna Corp.	55,628	2,039,323
Coventry Health Care, Inc. (b)	30,746	811,694
DaVita, Inc. (b)	19,856	1,379,793

Common Stocks	Shares	Value

Health Care Providers & Services (concluded)
Express Scripts, Inc. (b)	108,998	$5,891,342
Humana, Inc. (b)	34,527	1,890,008
Laboratory Corp. of America Holdings (b)	20,851	1,833,220
McKesson Corp.	52,356	3,684,815
Medco Health Solutions, Inc. (b)	87,776	5,378,036
Patterson Cos., Inc.	19,954	611,191
Quest Diagnostics, Inc.	28,931	1,561,406
Tenet Healthcare Corp. (b)	100,884	674,914
UnitedHealth Group, Inc.	227,442	8,212,931
WellPoint, Inc. (b)	81,326	4,624,196

		45,805,120

Health Care Technology — 0.1%
Cerner Corp. (b)	14,765	1,398,836

Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	88,882	4,098,349
Darden Restaurants, Inc.	28,684	1,332,085
International Game Technology	61,842	1,093,985
Marriott International, Inc., Class A (a)	59,560	2,474,123
McDonald’s Corp.	218,410	16,765,152
Starbucks Corp.	153,170	4,921,352
Starwood Hotels & Resorts Worldwide, Inc.	39,462	2,398,500
Wyndham Worldwide Corp.	35,542	1,064,838
Wynn Resorts Ltd.	15,661	1,626,238
Yum! Brands, Inc.	96,837	4,749,855

		40,524,477

Household Durables — 0.4%
D.R. Horton, Inc.	58,692	700,196
Fortune Brands, Inc.	31,596	1,903,659
Harman International Industries, Inc. (b)	14,504	671,535
Leggett & Platt, Inc.	30,343	690,607
Lennar Corp., Class A	33,071	620,081
Newell Rubbermaid, Inc.	58,974	1,072,147
Pulte Group, Inc. (b)	69,363	521,610
Stanley Black & Decker, Inc.	34,090	2,279,598
Whirlpool Corp.	15,753	1,399,339

		9,858,772

Household Products — 2.2%
Clorox Co.	28,878	1,827,400
Colgate-Palmolive Co.	99,808	8,021,569
Kimberly-Clark Corp.	84,309	5,314,839
The Procter & Gamble Co.	578,603	37,221,531

		52,385,339

IT Services — 3.0%
Automatic Data Processing, Inc.	101,923	4,716,996
Cognizant Technology Solutions Corp. (b)	62,775	4,600,780
Computer Sciences Corp.	32,005	1,587,448
Fidelity National Information Services, Inc.	54,873	1,502,971
Fiserv, Inc. (b)	30,493	1,785,670
International Business Machines Corp. (a)	256,801	37,688,115
MasterCard, Inc., Class A	20,019	4,486,458
Paychex, Inc.	66,647	2,060,059
SAIC, Inc. (b)	60,920	966,191
Teradata Corp. (b)	34,704	1,428,417
Total System Services, Inc.	33,977	522,566
Visa, Inc., Class A	100,771	7,092,263
The Western Union Co.	134,940	2,505,836

		70,943,770

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010	23

Schedule of Investments (continued)	Master S&P 500 Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Independent Power Producers & Energy
Traders — 0.2%
The AES Corp. (b)	135,393	$1,649,087
Constellation Energy Group, Inc.	41,419	1,268,664
NRG Energy, Inc. (b)	50,075	978,465

		3,896,216

Industrial Conglomerates — 2.5%
3M Co.	147,791	12,754,363
General Electric Co.	2,202,357	40,281,110
Textron, Inc.	56,972	1,346,818
Tyco International Ltd.	101,084	4,188,921

		58,571,212

Insurance — 3.9%
ACE Ltd.	70,096	4,363,476
Aflac, Inc.	97,442	5,498,652
The Allstate Corp.	111,005	3,538,839
American International Group, Inc. (b)	29,007	1,671,383
Aon Corp.	68,267	3,140,965
Assurant, Inc.	22,071	850,175
Berkshire Hathaway, Inc. (b)	357,694	28,654,866
Chubb Corp.	63,086	3,762,449
Cincinnati Financial Corp.	33,749	1,069,506
Genworth Financial, Inc., Class A (b)	101,470	1,333,316
Hartford Financial Services Group, Inc.	92,013	2,437,424
Lincoln National Corp.	65,596	1,824,225
Loews Corp.	65,083	2,532,380
Marsh & McLennan Cos., Inc.	112,456	3,074,547
MetLife, Inc. (a)	187,396	8,327,878
Principal Financial Group, Inc.	66,322	2,159,444
The Progressive Corp.	136,606	2,714,361
Prudential Financial, Inc.	100,375	5,893,016
Torchmark Corp.	16,606	992,043
The Travelers Cos., Inc.	94,942	5,289,219
Unum Group	64,879	1,571,369
XL Group Plc	66,008	1,440,295

		92,139,828

Internet & Catalog Retail — 0.8%
Amazon.com, Inc. (b)	73,306	13,195,080
Expedia, Inc.	41,094	1,031,048
NetFlix, Inc. (b)	8,956	1,573,569
Priceline.com, Inc. (b)	10,141	4,051,837

		19,851,534

Internet Software &
Services — 1.9%
Akamai Technologies, Inc. (b)	37,759	1,776,561
eBay, Inc. (b)	237,132	6,599,384
Google, Inc., Class A (b)	51,558	30,623,905
Monster Worldwide, Inc. (b)	27,134	641,176
VeriSign, Inc.	35,031	1,144,463
Yahoo! Inc. (b)	269,631	4,483,963

		45,269,452

Leisure Equipment & Products — 0.1%
Hasbro, Inc.	27,804	1,311,793
Mattel, Inc.	73,595	1,871,521

		3,183,314

Common Stocks	Shares	Value

Life Sciences Tools & Services — 0.4%
Life Technologies Corp. (b)	38,420	$2,132,310
PerkinElmer, Inc.	24,537	633,546
Thermo Fisher Scientific, Inc. (b)	82,217	4,551,533
Waters Corp. (b)	18,672	1,451,001

		8,768,390

Machinery — 2.3%
Caterpillar, Inc. (a)	131,221	12,290,159
Cummins, Inc.	40,864	4,495,449
Danaher Corp.	110,852	5,228,889
Deere & Co.	87,617	7,276,592
Dover Corp.	38,670	2,260,261
Eaton Corp.	34,820	3,534,578
Flowserve Corp.	11,571	1,379,495
Illinois Tool Works, Inc.	102,569	5,477,185
Ingersoll-Rand Plc	67,045	3,157,149
PACCAR, Inc.	75,328	4,325,334
Pall Corp.	23,449	1,162,601
Parker Hannifin Corp.	33,387	2,881,298
Snap-On, Inc.	12,114	685,410

		54,154,400

Media — 3.1%
CBS Corp., Class B	140,088	2,668,676
Cablevision Systems Corp., Class A	49,580	1,677,787
Comcast Corp., Class A	576,833	12,673,021
DIRECTV, Class A (b)	172,409	6,884,291
Discovery Communications, Inc., Class A (a)(b)	58,485	2,438,825
Gannett Co., Inc.	49,456	746,291
Interpublic Group of Cos., Inc. (b)	101,346	1,076,295
The McGraw-Hill Cos., Inc.	63,113	2,297,944
Meredith Corp.	7,512	260,291
News Corp., Class A	471,931	6,871,315
Omnicom Group, Inc.	62,051	2,841,936
Scripps Networks Interactive	18,637	964,465
Time Warner Cable, Inc.	73,512	4,853,997
Time Warner, Inc.	229,387	7,379,380
Viacom, Inc., Class B	124,938	4,948,794
Walt Disney Co. (a)	391,470	14,684,040
The Washington Post Co., Class B	1,085	476,858

		73,744,206

Metals & Mining — 1.3%
AK Steel Holding Corp.	23,183	379,506
Alcoa, Inc.	210,449	3,238,810
Allegheny Technologies, Inc. (a)	20,439	1,127,824
Cliffs Natural Resources, Inc.	28,043	2,187,634
Freeport-McMoRan Copper & Gold, Inc., Class B	97,354	11,691,242
Newmont Mining Corp.	102,008	6,266,352
Nucor Corp.	65,337	2,863,067
Titanium Metals Corp. (b)	19,062	327,485
United States Steel Corp. (a)	29,744	1,737,645

		29,819,565

Multi-Utilities — 1.3%
Ameren Corp.	49,691	1,400,789
CMS Energy Corp.	50,714	943,280
CenterPoint Energy, Inc.	87,694	1,378,550
Consolidated Edison, Inc.	60,122	2,980,247

See Notes to Financial Statements.

24	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010

Schedule of Investments (continued)	Master S&P 500 Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Multi-Utilities (concluded)
DTE Energy Co.	35,034	$1,587,741
Dominion Resources, Inc.	120,066	5,129,219
Integrys Energy Group, Inc.	16,126	782,272
NiSource, Inc.	57,730	1,017,203
PG&E Corp.	81,109	3,880,255
Public Service Enterprise Group, Inc.	104,318	3,318,356
SCANA Corp.	23,562	956,617
Sempra Energy	49,400	2,592,512
TECO Energy, Inc.	44,576	793,453
Wisconsin Energy Corp.	24,222	1,425,707
Xcel Energy, Inc.	95,252	2,243,185

		30,429,386

Multiline Retail — 0.8%
Big Lots, Inc. (b)	15,758	479,989
Family Dollar Stores, Inc.	25,669	1,276,006
JCPenney Co., Inc.	48,977	1,582,447
Kohl’s Corp. (b)	63,525	3,451,948
Macy’s, Inc.	87,665	2,217,924
Nordstrom, Inc.	34,873	1,477,918
Sears Holdings Corp. (a)(b)	9,109	671,789
Target Corp.	146,410	8,803,633

		19,961,654

Office Electronics — 0.1%
Xerox Corp.	287,016	3,306,424

Oil, Gas & Consumable Fuels — 9.9%
Anadarko Petroleum Corp.	102,425	7,800,688
Apache Corp.	79,019	9,421,435
Cabot Oil & Gas Corp., Class A	21,580	816,803
Chesapeake Energy Corp.	134,805	3,492,798
Chevron Corp.	415,976	37,957,810
ConocoPhillips	303,719	20,683,264
Consol Energy, Inc.	46,758	2,278,985
Denbury Resources, Inc. (b)	82,794	1,580,538
Devon Energy Corp.	89,373	7,016,674
EOG Resources, Inc.	52,492	4,798,294
EQT Corp.	30,906	1,385,825
El Paso Corp.	145,801	2,006,222
Exxon Mobil Corp. (d)	1,042,262	76,210,197
Hess Corp.	62,058	4,749,919
Marathon Oil Corp.	146,756	5,434,375
Massey Energy Co.	21,177	1,136,146
Murphy Oil Corp.	39,809	2,967,761
Newfield Exploration Co. (b)	27,671	1,995,356
Noble Energy, Inc.	36,079	3,105,680
Occidental Petroleum Corp.	167,986	16,479,427
Peabody Energy Corp.	55,609	3,557,864
Pioneer Natural Resources Co.	24,037	2,086,892
QEP Resources, Inc.	36,395	1,321,502
Range Resources Corp.	33,166	1,491,807
Southwestern Energy Co. (b)	71,777	2,686,613
Spectra Energy Corp.	133,662	3,340,213
Sunoco, Inc.	25,005	1,007,952
Tesoro Corp.	29,967	555,588
Valero Energy Corp.	116,475	2,692,902
Williams Cos., Inc.	120,453	2,977,598

		233,037,128

Common Stocks	Shares	Value

Paper & Forest Products — 0.1%
International Paper Co.	90,550	$2,466,582
MeadWestvaco Corp.	34,916	913,403

		3,379,985

Personal Products — 0.2%
Avon Products, Inc.	88,830	2,581,400
The Estée Lauder Cos., Inc., Class A	23,284	1,879,019

		4,460,419

Pharmaceuticals — 5.5%
Abbott Laboratories	319,570	15,310,599
Allergan, Inc.	63,528	4,362,468
Bristol-Myers Squibb Co. (a)	353,915	9,371,669
Eli Lilly & Co.	209,784	7,350,831
Forest Laboratories, Inc. (b)	59,144	1,891,425
Johnson & Johnson	567,663	35,109,957
King Pharmaceuticals, Inc. (b)	52,022	730,909
Merck & Co, Inc.	636,867	22,952,687
Mylan, Inc. (b)	90,124	1,904,320
Pfizer, Inc.	1,655,732	28,991,867
Watson Pharmaceuticals, Inc. (b)	25,970	1,341,350

		129,318,082

Professional Services — 0.1%
Dun & Bradstreet Corp.	10,320	847,169
Equifax, Inc.	25,607	911,609
Robert Half International, Inc.	30,532	934,279

		2,693,057

Real Estate Investment Trusts (REITs) — 1.5%
Apartment Investment & Management Co., Class A	24,413	630,832
AvalonBay Communities, Inc.	17,660	1,987,633
Boston Properties, Inc.	29,000	2,496,900
Equity Residential	58,862	3,057,881
HCP, Inc.	75,302	2,770,361
Health Care REIT, Inc.	29,929	1,425,818
Host Marriott Corp.	137,758	2,461,735
Kimco Realty Corp.	84,112	1,517,381
Plum Creek Timber Co., Inc. (a)	33,501	1,254,612
ProLogis	116,686	1,684,946
Public Storage	28,767	2,917,549
Simon Property Group, Inc.	60,581	6,027,204
Ventas, Inc.	32,540	1,707,699
Vornado Realty Trust	33,646	2,803,721
Weyerhaeuser Co. (a)	110,968	2,100,624

		34,844,896

Real Estate Management &
Development — 0.1%
CB Richard Ellis Group, Inc. (b)	60,188	1,232,650

Road & Rail — 0.8%
CSX Corp.	77,337	4,996,744
Norfolk Southern Corp.	75,088	4,717,028
Ryder System, Inc.	10,764	566,617
Union Pacific Corp.	101,965	9,448,077

		19,728,466

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010	25

Schedule of Investments (continued)	Master S&P 500 Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Semiconductors & Semiconductor Equipment — 2.5%
Advanced Micro Devices, Inc. (b)	119,254	$975,498
Altera Corp.	64,429	2,292,384
Analog Devices, Inc.	61,822	2,328,835
Applied Materials, Inc.	275,690	3,873,445
Broadcom Corp., Class A	94,209	4,102,802
First Solar, Inc. (b)	11,189	1,456,136
Intel Corp.	1,153,052	24,248,684
KLA-Tencor Corp.	34,621	1,337,755
LSI Corp. (b)	124,085	743,269
Linear Technology Corp.	46,653	1,613,727
MEMC Electronic Materials, Inc. (b)	47,463	534,433
Microchip Technology, Inc.	38,648	1,322,148
Micron Technology, Inc. (b)	177,527	1,423,767
National Semiconductor Corp.	49,674	683,514
Novellus Systems, Inc. (b)	18,693	604,158
Nvidia Corp. (b)	120,226	1,851,480
Teradyne, Inc. (b)	37,748	529,982
Texas Instruments, Inc.	242,791	7,890,708
Xilinx, Inc.	53,683	1,555,733

		59,368,458

Software — 4.0%
Adobe Systems, Inc. (b)	104,803	3,225,836
Autodesk, Inc. (b)	47,090	1,798,838
BMC Software, Inc. (b)	36,410	1,716,367
CA, Inc.	78,730	1,924,161
Citrix Systems, Inc. (b)	38,862	2,658,550
Compuware Corp. (b)	43,470	507,295
Electronic Arts, Inc. (b)	68,813	1,127,157
Intuit, Inc. (b)	57,567	2,838,053
McAfee, Inc. (b)	31,830	1,474,047
Microsoft Corp.	1,556,219	43,449,635
Novell, Inc. (b)	73,955	437,814
Oracle Corp.	800,160	25,045,008
Red Hat, Inc. (b)	39,368	1,797,149
Salesforce.com, Inc. (b)	24,490	3,232,680
Symantec Corp. (b)	159,842	2,675,755

		93,908,345

Specialty Retail — 2.0%
Abercrombie & Fitch Co., Class A	18,219	1,049,961
AutoNation, Inc. (a)(b)	13,147	370,745
AutoZone, Inc. (b)	5,565	1,516,963
Bed Bath & Beyond, Inc. (b)	53,318	2,620,580
Best Buy Co., Inc.	68,357	2,343,962
CarMax, Inc. (b)	46,583	1,485,066
GameStop Corp., Class A (b)	31,494	720,583
The Gap, Inc.	90,990	2,014,519
Home Depot, Inc.	338,821	11,879,064
Limited Brands, Inc.	54,781	1,683,420
Lowe’s Cos., Inc.	285,365	7,156,954
O’Reilly Automotive Inc. (b)	28,919	1,747,286
RadioShack Corp.	22,363	413,492
Ross Stores, Inc.	24,954	1,578,340
Staples, Inc.	149,146	3,396,054
TJX Cos., Inc.	81,664	3,625,065
Tiffany & Co.	26,180	1,630,229
Urban Outfitters, Inc. (b)	26,707	956,378

		46,188,661

Common Stocks	Shares	Value

Textiles, Apparel & Luxury Goods — 0.6%
Coach, Inc.	61,144	$3,381,874
Nike, Inc., Class B	79,054	6,752,793
Polo Ralph Lauren Corp.	13,216	1,465,919
VF Corp.	17,975	1,549,085

		13,149,671

Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	109,126	1,390,265
People’s United Financial, Inc.	76,521	1,072,059

		2,462,324

Tobacco — 1.6%
Altria Group, Inc.	431,663	10,627,543
Lorillard, Inc.	30,785	2,526,217
Philip Morris International, Inc.	375,067	21,952,672
Reynolds American, Inc.	70,005	2,283,563

		37,389,995

Trading Companies & Distributors — 0.1%
Fastenal Co. (a)	30,532	1,829,172
W.W. Grainger, Inc.	11,875	1,640,056

		3,469,228

Wireless Telecommunication Services — 0.3%
American Tower Corp., Class A (b)	82,410	4,255,653
MetroPCS Communications, Inc. (b)	54,743	691,404
Sprint Nextel Corp. (b)	614,797	2,600,591

		7,547,648

Total Long-Term Investments (Cost — $1,931,130,091) — 100.0%		2,362,961,675

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (c)(e)	11,774,805	11,774,805

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.44% (c)(e)(f)	$135,285	135,284,520

Total Short-Term Securities (Cost — $147,059,325) — 6.2%		147,059,325

Total Investments (Cost — $2,078,189,416*) — 106.2%		2,510,021,000
Liabilities in Excess of Other Assets — (6.2)%		(146,037,154)

Net Assets — 100.0%		$2,363,983,846

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$1,666,714,580

Gross unrealized appreciation	$978,592,780
Gross unrealized depreciation	(135,286,360)

Net unrealized appreciation	$843,306,420

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

See Notes to Financial Statements.

26	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010

Schedule of Investments (concluded)	Master S&P 500 Index Series

(c)	Investments in companies considered to be an affiliate of the Series during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest/ Shares Held at December 31, 2009	Shares Purchased		Beneficial Interest/ Shares Sold	Beneficial Interest/ Shares Held at December 31, 2010	Value at December 31, 2010	Realized Loss	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	4,444,194	7,330,611	[1]	—	11,774,805	$11,774,805	—	$24,343
BlackRock Liquidity Series, LLC Money Market Series	$270,313,884	—		$(135,029,364)[2]	$135,284,520	$135,284,520	—	$203,433
The PNC Financial Services Group, Inc.	105,339	13,906		(10,453)	108,792	$6,605,850	$(184,655)	$44,573

[1]	Represents net shares purchased.

[2]	Represents beneficial interest sold.

(d)	All or a portion of security held as collateral in connection with open financial futures contracts.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities.

•

For Series compliance purposes, the Series’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Series’ management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation

249	S&P 500 EMINI	Chicago Mercantile Exchange	March 2011	$15,589,197	$10,653

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Series’ policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Series’ Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Series’ investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[3]	$2,362,961,675	—	—	$2,362,961,675
Short-Term Securities	11,774,805	$135,284,520	—	147,059,325

Total	$2,374,736,480	$135,284,520	—	$2,510,021,000

[3]	See above Schedule of Investments for values in each industry.

	Derivative Financial Instruments[4]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Equity contracts	$10,653	—	—	$10,653

[4]	Derivative financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010	27

Statement of Assets and Liabilities	Master S&P 500 Index Series

December 31, 2010

Assets

Investments at value — unaffiliated (including securities loaned of $131,753,539) (cost — $1,926,387,682)	$2,356,355,825
Investments at value — affiliated (cost — $151,801,734)	153,665,175
Cash	20,105
Dividends receivable	2,857,376
Securities lending income receivable — affiliated	41,390
Prepaid expenses	56,982
Other assets	37,949

Total assets	2,513,034,802

Liabilities

Collateral on securities loaned at value	135,284,520
Withdrawals payable to investors	13,477,003
Margin variation payable	19,095
Other affiliates payable	10,515
Investment advisory fees payable	9,023
Directors’ fees payable	754
Other accrued expenses payable	217,474
Other liabilities	32,572

Total liabilities	149,050,956

Net Assets	$2,363,983,846

Net Assets Consist of

Investors’ capital	$1,932,141,609
Net unrealized appreciation/depreciation	431,842,237

Net Assets	$2,363,983,846

See Notes to Financial Statements.

28	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010

Statement of Operations	Master S&P 500 Index Series

Year Ended December 31, 2010

Investment Income

Dividends — unaffiliated	$46,623,203
Securities lending — affiliated	203,433
Dividends — affiliated	68,916

Total income	46,895,552

Expenses

Investment advisory	226,584
Accounting services	402,876
Custodian	135,613
Professional	86,602
Directors	56,921
Registration	20,000
Printing	5,404
Miscellaneous	49,454

Total expenses	983,454
Less fees waived by advisor	(123,313)

Total expenses after fees waived	860,141

Net investment income	46,035,411

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments — unaffiliated	(6,041,348)
Investments — affiliated	(184,665)
Financial futures contracts	1,035,859

(5,190,154)

Net change in unrealized appreciation/depreciation on:
Investments	279,513,831
Financial futures contracts	15,292

279,529,123

Total realized and unrealized gain	274,338,969

Net Increase in Net Assets Resulting from Operations	$320,374,380

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010	29

Statements of Changes in Net Assets	Master S&P 500 Index Series

	Year Ended December 31,

Increase (Decrease) in Net Assets:	2010	2009

Operations

Net investment income	$46,035,411	$46,606,117
Net realized loss	(5,190,154)	(60,806,194)
Net change in unrealized appreciation/depreciation	279,529,123	510,710,328

Net increase in net assets resulting from operations	320,374,380	496,510,251

Capital Transactions

Proceeds from contributions	601,567,988	667,013,781
Value of withdrawals	(836,617,134)	(838,713,754)

Net decrease in net assets derived from capital transactions	(235,049,146)	(171,699,973)

Net Assets

Total increase in net assets	85,325,234	324,810,278
Beginning of year	2,278,658,612	1,953,848,334

End of year	$2,363,983,846	$2,278,658,612

Financial Highlights	Master S&P 500 Index Series

	Year Ended December 31,

	2010	2009	2008	2007	2006

Total Investment Return

Total investment return	15.11%	26.61%	(36.92)%	5.56%	15.85%

Ratios to Average Net Assets

Total expenses	0.04%	0.05%	0.04%	0.04%	0.04%

Total expenses after fees waived and paid indirectly	0.04%	0.04%	0.04%	0.03%	0.04%

Net investment income	2.03%	2.32%	2.31%	1.95%	1.92%

Supplemental Data

Net assets, end of year (000)	$2,363,984	$2,278,659	$1,953,848	$3,721,171	$2,810,633

Portfolio turnover	5%	7%	8%	4%	4%

See Notes to Financial Statements.

30	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010

Notes to Financial Statements	Master S&P 500 Index Series

1. Organization and Significant Accounting Policies:

Master S&P 500 Index Series (the “Series”), a non-diversified, open-end management investment company, is a series of Quantitative Master Series LLC (the “Master LLC”).The Master LLC is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations. The Series’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Series:

Valuation: The Series fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Series values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Series may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Series either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts) the Series will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Securities Lending: The Series may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Series earns dividends and

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010	31

Notes to Financial Statements (continued)	Master S&P 500 Index Series

interest on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Series are charged to that Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Series has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Series engages in various portfolio investment strategies using derivative contracts both to increase the return of the Series and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchanges on which these contracts trade.

Financial Futures Contracts: The Series purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Series and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:

Fair Value of Derivative Instruments as of December 31, 2010

	Asset Derivatives

	Statement of Assets and Liabilities Location	Value

Equity contracts	Net unrealized appreciation/ depreciation*	$10,653

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments in the Statement of Operations
Year Ended December 31, 2010

Net Realized Gain From

Financial Futures Contracts

Equity contracts	$1,035,859

Net Change in Unrealized Appreciation/Depreciation on

Financial Futures Contracts

Equity contracts	$15,292

32	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010

Notes to Financial Statements (continued)	Master S&P 500 Index Series

For the year ended December 31, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	280
Average notional value of contracts purchased	$18,105,990

3. Investment Management Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Series for 1940 Act purposes, but BAC and Barclays are not.

The Master LLC, on behalf of the Series, entered into an Investment Management Agreement with BlackRock Advisors, LLC (the “Manager”), the Series’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Series’ portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the average daily value of the Series’ net assets.

Effective June 1, 2010, the Manager contractually agreed to waive its investment advisory fee by 0.005% of the average daily value of the Series’ net assets. The Manager has agreed not to reduce or discontinue this contractual waiver until May 1, 2011 unless approved by the Board, including a majority of the non-interested Directors. Prior to June 1, 2010, the Manager had entered into an agreement which provided that the investment advisory fee for the Series, when combined with the administrative fee of BlackRock S&P 500 Index Fund would not exceed 0.25% of average daily net assets. As a result, the Series paid a monthly fee at an annual rate of 0.005% of the average daily value of the Series’ net assets. For the year ended December 31, 2010, the Manager waived $113,292, which is included in fees waived by advisor in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Series’ investment in other affiliated investment companies, if any. For the year ended December 31, 2010, the Series waived $10,021, which is or included in fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.

For the year ended December 31, 2010, the Series reimbursed the Manager $42,260 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Master LLC, on behalf of the Series, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Series on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended December 31, 2010, BIM received $50,457 in securities lending agent fees related to securities lending activities for the Series.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2010, were $104,823,718 and $280,419,809, respectively.

5. Borrowings:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Series may borrow under the credit agreement to fund investor withdrawals. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Series based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Series paid administration and

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010	33

Notes to Financial Statements (concluded)	Master S&P 500 Index Series

arrangement fees which were allocated to the Series based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2010. The Series did not borrow under the credit agreement during the year ended December 31, 2010.

6. Market and Credit Risk:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Series may be exposed to counter-party credit risk, or the risk that an entity with which the Series has unsettled or open transactions may fail to or be unable to perform on its commitments. The Series manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Series’ Statement of Assets and Liabilities, less any collateral held by the Series.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

34	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010

Report of Independent Registered Public Accounting Firm	Master S&P 500 Index Series

To the Investors and Board of Directors of Quantitative Master Series LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master S&P 500 Index Series, one of the portfolios constituting Quantitative Master Series LLC, (the “Master LLC”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master S&P 500 Index Series of Quantitative Master Series LLC as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 28, 2011

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010	35

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 95 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Director	Since 2007

President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.

				36 RICs consisting of 95 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007

Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.

				36 RICs consisting of 95 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 95 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.

				36 RICs consisting of 95 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 95 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				36 RICs consisting of 95 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); WQED Multi-Media (public broadcasting not-for-profit)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 95 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2005

President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.

				36 RICs consisting of 95 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

36	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Chair of the Audit Committee and Director	Since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2009; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				36 RICs consisting of 95 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director and Member of the Audit Committee	Since 2007

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.

				36 RICs consisting of 95 Portfolios	None

[1]

Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]

Date shown is the earliest date a person has served as a director for the Fund/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund/Master LLC board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Directors, State Street Research Mutual Funds from 2000 to 2005.

				169 RICs consisting of 289 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				169 RICs consisting of 289 Portfolios	None

[3]

Mr. Davis is an “interested person” as defined in the 1940 Act, of the Fund/Master LLC based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010	37

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Richard Hoerner, CFA[2] 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Simon Mendelson[2] 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakos, CFA[2] 55 East 52nd St. New York, NY 10055 1959	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

38	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Officers[1] (concluded)

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Ira Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

	[1]		Officers of the Fund/Master LLC serve at the pleasure of the Board of Directors.
	[2]		Vice President of the Fund only.

Further information about the Fund’s/Master LLC’s Officers and Directors is available in the Fund’s/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor

BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor

BlackRock Investment
Management, LLC
Plainsboro, NJ 08536

Custodian

PFPC Trust Company3
Philadelphia, PA 19153

State Street Bank

and Trust Company4
Boston, MA 02111

Transfer Agent

BNY Mellon Investment
Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank
and Trust Company
Princeton, NJ 08540

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Distributor

BlackRock
Investments, LLC
New York, NY 10022

Legal Counsel

Sidley Austin LLP
New York, NY 10019

Address of the Fund

100 Bellevue Parkway
Wilmington, DE 19809

[3]	For BlackRock Index Equity Portfolio.

[4]	For Master S&P 500 Index Series.

Effective September 24, 2010, John M. Perlowski became President and Chief Executive Officer of the Fund and the Master LLC.

Effective November 16, 2010, Ira Shapiro became Secretary of the Fund and the Master LLC.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010	39

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
     http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Portfolio will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Portfolio/Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Portfolio’s/Series’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolio’s/Series’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Portfolio/Series uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how the Portfolio/Series voted proxies relating to securities held in the portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

40	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010	41

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

42	BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock GNMA Portfolio
BlackRock Global Dividend Income Portfolio†
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015 2020 2025 2030 2035 2040 2045 2050
BlackRock LifePath Portfolios
Retirement 2020 2025 2030 2035 2040 2045 2050 2055

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK INDEX EQUITY PORTFOLIO	DECEMBER 31, 2010	43

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolio unless accompanied or preceded by the Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#IE-12/10

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Index Equity Portfolio of BlackRock Funds	$6,800	$6,800	$0	$0	$6,100	$21,100	$126	$1,028
Master S&P 500 Index Series of Quantitative Master Series LLC	$33,500	$33,500	$0	$0	$17,000	$17,000	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Index Equity Portfolio of BlackRock Funds	$17,003	$424,628
Master S&P 500 Index Series of Quantitative Master Series LLC	$27,777	$419,500

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC

By:	/s/John M. Perlowski
John M. Perlowski
Chief Executive Officer of
BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC

Date: March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC

Date: March 4, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC

Date: March 4, 2011